SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	9 Months Ended
Sep. 30, 2012
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates—The Company prepares the financial statements in accordance with generally accepted accounting principles of the United States of America and, accordingly, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principles of Consolidation – Our consolidated financial statements include the accounts of Shades Holding Inc. and its former wholly owned subsidiary, Daily Shades Inc. All significant intercompany accounts, profits and transactions have been eliminated in consolidation.

Impairment of Long-Lived Assets - Our management evaluates its tangible and definite-lived intangible assets for impairment under ASC 350 Intangible Assets and ASC 360 Impairments and Disposals.

Our evaluation related to tangible and intangible long-lived assets provides a two step process. The first step is to compare our undiscounted cash flows, as projected over the remaining useful lives of the assets, to their respective carrying values. In the event that the carrying values are not recovered by future undiscounted cash flows, as a second step, we compare the carrying values to the related fair values and, if lower, record an impairment adjustment. For purposes of fair value, we generally use replacement costs for tangible fixed assets and discounted cash flows, using risk-adjusted discount rates, for intangible assets.

Cash and Cash Equivalents—Cash equivalents are comprised of all highly liquid investments with an original maturity of three months or less when purchased.

Revenue Recognition– Revenue is recognized when evidence of the arrangement exists, the product is shipped to a customer, the fee for the service is fixed or determinable and when we have concluded that amounts are collectible from the customers. Estimated amounts for sales returns and allowances are recorded at the time of sale. Shipping costs billed to customers are included as a component of product sales. The associated cost of shipping is included as a component of cost of product sales.

Inventories – Inventories consist of properties that are in transition to be sold either through auction or typical real estate transactions.

Intangible assets – The Websites are recorded at cost and have a finite life. The Websites are amortized over the estimated periods of benefit of three years.

Earnings (Loss) Per Share - The Company uses the guidance set forth under FASB topic ASC 260, “Earnings Per Share” for calculating the basic and diluted loss per share. Basic loss per share is computed by dividing loss by the weighted average number of common shares outstanding. Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential shares had been issued and if the additional shares were dilutive. Common equivalent shares are excluded from the computation of net loss per share if they would be anti-dilutive. The Company has no potentially dilutive securities at September 30, 2012 and September 30, 2011.

Fair Value of Financial Instruments Our financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses. We believe that the carrying amounts of the financial instruments approximate their respective current fair values due to their relatively short maturities.

Pursuant to the requirements of the Fair Value Measurements and Disclosures Topic of the FASB Codification, the Company’s financial assets and liabilities measured at fair value on a recurring basis are classified and disclosed in one of the following three categories:

Level 1: Financial instruments with unadjusted quoted prices listed on active market exchanges.

Level 2: Financial instruments lacking unadjusted, quoted prices from active market exchanges, including over the counter traded financial instruments. The prices for the financial instruments are determined using prices for recently traded financial instruments with similar underlying terms as well as directly or indirectly observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3: Financial instruments that are not actively traded on a market exchange. This category includes situations where there is little, if any, market activity for the financial instrument. The prices are determined using significant unobservable inputs or valuation techniques.

All cash and cash equivalents are considered Level 1 measurements for all periods presented. We do not have any financial instruments classified as Level 2 or Level 3 and there were no movements between these categories.

The Company carries cash and cash equivalents, inventory, and accounts payable and accrued expense at historical cost which approximates the fair value because of the short-term nature of these instruments.

Income Taxes - Income taxes are accounted for using the liability method of accounting. Under this method, deferred tax assets and liabilities are recognized for the expected future tax consequences of differences between the carrying amounts of assets and liabilities and their respective tax basis, using currently enacted tax rates. The effect on deferred assets and liabilities of a change in tax rates is recognized in income in the period when the change is enacted. Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Share-Based Compensation – We apply the grant-date fair value method to our share-based payment arrangements with employees under the rules provided in ASC 718 Accounting for Share-Based Payments and Staff Accounting Bulletin 107. Share-based compensation cost for employees is measured at the grant date fair value based on the value of the award and is recognized over the requisite service period, which is usually the vesting period for employees.

For share-based payment transactions with parties other than employees, we apply ASC 505-50 Equity Based Payments to Non-Employees. These non-employee services are accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measureable. The measurement date for valuing share-based payments made to non-employees is the earlier of the date at which a commitment for performance by the counterparty to earn the equity instruments is reached or the date at which the counterparty’s performance is complete. Share-based payments to non-employees are recorded at fair value on the measurement date and reflected in expense over the requisite service period

Recent accounting pronouncements - In May 2011, the FASB issued an update that amends the guidance provided in ASC Topic 820, Fair Value Measurement, by clarifying some existing concepts, eliminating wording differences between GAAP and International Financial Reporting Standards (“IFRS”), and in some limited cases, changing some principles to achieve convergence between GAAP and IFRS. The update results in a consistent definition of fair value, establishes common requirements for the measurement of and disclosure about fair value between GAAP and IFRS, and expands the disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. This update became effective in the first quarter of fiscal 2012. We did not have a material impact on our consolidated financial statements from this adoption of this update.